UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2023, Howard Schultz notified the Board of Directors (“Board”) of Starbucks Corporation (the “Company”) that he will resign as a director of the Company, and from all other positions with the Company and its affiliates, effective as of September 12, 2023.

In connection with Mr. Schultz’s resignation, the Company has agreed to amend the Retirement Agreement dated June 1, 2018, by and between the Company and Mr. Schultz to continue to provide Mr. Schultz and his spouse with reasonable security services due to his recent role as our interim chief executive officer and his significant visibility as our founder. The security services will be provided for a period of 10 years and will be evaluated on an annual basis. In recognition of Mr. Schultz’s leadership as the Company’s founder and Chairman Emeritus, the Company will also provide Mr. Schultz with the reimbursement of his monthly healthcare insurance premiums.

On September 12, 2023, the Board appointed Wei Zhang to serve as a director on the Board, effective as of October 1, 2023. The Board expects to appoint Ms. Zhang to one or more committees at a later date.

Ms. Zhang will be entitled to a prorated portion of the annual compensation paid to the Company’s non-employee directors. A summary of the compensation the Company provides its non-employee directors is described under the heading “Fiscal 2022 Compensation Program for Non-Employee Directors” on page 37 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2023.

There are no arrangements or understandings pursuant to which Ms. Zhang was elected as a director, and there are no related party transactions between the Company and Ms. Zhang that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release containing the announcement of Mr. Schultz’s resignation and the appointment of Ms. Zhang is attached as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Starbucks Corporation Press Release dated September 13, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	September 13, 2023
		By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, general counsel